UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 29, 2014

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 29, 2014, MGT Capital Investments, Inc. (the “Company”) entered into a settlement agreement (the “Agreement”) with Iroquois Capital Management L.L.C., Iroquois Master Fund Ltd. and Joshua Silverman (collectively, “Iroquois”). Pursuant to the terms of the Settlement Agreement, Iroquois agreed, among other things, to: (i) withdraw its Nomination Letter nominating its director candidates and any and all related materials in connection therewith or otherwise related to the 2014 Annual Meeting; (ii) abide by the MGT Share Dealing Code, which prohibits, among other transactions, shorting of MGT stock, holding MGT stock in a margin account, and certain other hedging techniques; and (iii) vote all Shares beneficially owned by it in favor of the 2014 Nominees and in favor of the appointment of the Company’s auditing firm at the 2014 Annual Meeting. Mr. Silverman also agreed to promptly submit a complete personal history disclosure and other application materials as required by the NJ Division of Gaming Enforcement.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to Exhibit 99.1, annexed hereto.

Item 5.08	Shareholder Director Nominations

The information set forth under Items 1.01 and 7.01 of this Form 8-K is incorporated by reference in this Item 5.08.

Item 7.01	Regulation FD Disclosure

Also on September 29, 2014, the Company issued a press release relating to the Agreement and announcing that its annual shareholders’ meeting will be held December 18, 2014 at the Company’s corporate offices. Stockholders of record as of October 23, 2014 will be eligible to vote for the proposed slate of directors and other proposals for consideration that will be included in the Company’s proxy statement scheduled for filing with the Securities and Exchange Commission.

A copy of the press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.2.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

99.1	Settlement Agreement, dated September 29, 2014, by and among MGT Capital Investments, Inc., Iroquois Capital Management L.L.C., Iroquois Master Fund Ltd. and Joshua Silverman

99.2	Press Release dated September 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 1, 2014

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name: Title:	Robert B. Ladd President and Chief Executive Officer